DEATH BENEFIT OPTION 1

Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 75,442.66

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               1,904.65
      [(2.20% + 1.25% ) * $20,000 + $14310 * 6.50% + ($20,000-$14,310) * 5%]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 93,538.01
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  166.49
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 25.10 [ A * ((1+0.004)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 384.02 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 93,730.44
      [ D - E - F - G + H ]




-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium, Premium tax differs up to Target and above Target Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical  Gross  Investment  Return of 6.00% (Net Investment  Return of
     5.05%)




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 93,730.44

 (K)  Less Surrender Charge 8,586.00 (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                 $ 85,144.44
      [ J - K ]



Calculation of Surrender Charge

 (1)  Face Amount                                                                   $ 1,000,000

 (2)  Target Premium Factor                                                               14.31

 (3)  Surrender Charge Percent in Year 5                                                  60.0%

                                                                               -----------------

 (4)  Surrender Charge in Year 5                                                     $ 8,586.00
      [ (1 /1000)* 2 *3 ]



Development of Death Benefit

--------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                      $ 93,730.44

 (N) Applicable Corridor Factor 1.91
                                                                               -------------------

 (O)  Minimum Death Benefit                                                          $ 179,025.14
      [ M * N ]

 (P)  Death Benefit 1,000,000.00
                                                                               -------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 1,000,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                     End of                                       Beginning                Monthly        Asset            End of
                Prior Month         Premium       Premium          of Month        COI       Admin        Based             Month
  Month        Policy Value            Paid          Load      Policy Value     Charge      Charge       Charge      Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 75,442.66     $ 20,000.00    $ 1,904.65       $ 93,538.01    $166.49         $ -      $ 25.10       $ 93,730.44
    2             93,730.44               -             -         93,730.44     166.45           -        31.19         93,917.59
    3             93,917.59               -             -         93,917.59     166.42           -        31.25         94,105.48
    4             94,105.48               -             -         94,105.48     166.39           -        31.31         94,294.11
    5             94,294.11               -             -         94,294.11     166.35           -        31.37         94,483.50
    6             94,483.50               -             -         94,483.50     166.32           -        31.44         94,673.63
    7             94,673.63               -             -         94,673.63     166.28           -        31.50         94,864.52
    8             94,864.52               -             -         94,864.52     166.25           -        31.56         95,056.16
    9             95,056.16               -             -         95,056.16     166.21           -        31.63         95,248.56
   10             95,248.56               -             -         95,248.56     166.17           -        31.69         95,441.73
   11             95,441.73               -             -         95,441.73     166.14           -        31.76         95,635.66
   12             95,635.66               -             -         95,635.66     166.10           -        31.82         95,830.37


------------------------------------------------------------------------------

                                      End of                           End of
                                       Month                            Month
                      Face             Death       Surrender        Surrender
  Month             Amount           Benefit          Charge            Value
------------------------------------------------------------------------------
    1          $ 1,000,000       $ 1,000,000       $8,586.00       $85,144.44
    2            1,000,000         1,000,000        8,586.00        85,331.59
    3            1,000,000         1,000,000        8,586.00        85,519.48
    4            1,000,000         1,000,000        8,586.00        85,708.11
    5            1,000,000         1,000,000        8,586.00        85,897.50
    6            1,000,000         1,000,000        8,586.00        86,087.63
    7            1,000,000         1,000,000        8,586.00        86,278.52
    8            1,000,000         1,000,000        8,586.00        86,470.16
    9            1,000,000         1,000,000        8,586.00        86,662.56
   10            1,000,000         1,000,000        8,586.00        86,855.73
   11            1,000,000         1,000,000        8,586.00        87,049.66
   12            1,000,000         1,000,000        8,586.00        87,244.37







DEATH BENEFIT OPTION 2


Development of Policy Value

--------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 75,131.42

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               1,904.65
      [(2.20% + 1.25% ) * $20,000 + $14310 * 6.50% + ($20,000-$14,310) * 5%]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 93,226.77
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  183.67
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 25.00 [ A * ((1+0.004)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 382.67 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 93,400.77
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium, Premium tax differs up to Target and above Target Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.95% equals Net Investment Return of 5.05%



Development of Surrender Value

----------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                        $ 93,400.77

 (K)  Less Surrender Charge 8,586.00 (see calculation below)

                                                                               ---------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                     $ 84,814.77
      [ J - K ]



Calculation of Surrender Charge

 (1)  Target Premium factor                                                                 $ 14.31

 (2)  Surrender Charge Multiplier for Year 5                                                   1.00

 (3)  Face Amount                                                                      1,000,000.00

 (4)  Surrender Charge Percentage                                                               60%
                                                                               ---------------------

 (5)  Surrender Charge                                                                   $ 8,586.00
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

--------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                      $ 93,400.77

 (N) Applicable Corridor Factor 1.91
                                                                               -------------------

 (O)  Minimum Death Benefit                                                          $ 178,395.47
      [ M * N ]

 (P)  Death Benefit $1,093,400.77 [Face Amount + Policy Value]
                                                                               -------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                   $1,093,400.77
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                     End of                                       Beginning                Monthly         Asset           End of
                Prior Month         Premium       Premium          of Month         COI      Admin         Based            Month
  Month        Policy Value            Paid          Load      Policy Value      Charge     Charge        Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 75,131.42     $ 20,000.00    $ 1,904.65       $ 93,226.77     $183.67        $ -       $ 25.00      $ 93,400.77
    2             93,400.77               -             -         93,400.77      183.67          -         31.08        93,569.38
    3             93,569.38               -             -         93,569.38      183.67          -         31.13        93,738.64
    4             93,738.64               -             -         93,738.64      183.67          -         31.19        93,908.53
    5             93,908.53               -             -         93,908.53      183.67          -         31.25        94,079.06
    6             94,079.06               -             -         94,079.06      183.67          -         31.30        94,250.24
    7             94,250.24               -             -         94,250.24      183.67          -         31.36        94,422.07
    8             94,422.07               -             -         94,422.07      183.67          -         31.42        94,594.54
    9             94,594.54               -             -         94,594.54      183.67          -         31.47        94,767.67
   10             94,767.67               -             -         94,767.67      183.67          -         31.53        94,941.46
   11             94,941.46               -             -         94,941.46      183.67          -         31.59        95,115.90
   12             95,115.90               -             -         95,115.90      183.67          -         31.65        95,291.00


-----------------------------------------------------------------------------

                                      End of                          End of
                                       Month                           Month
                     Face              Death      Surrender        Surrender
  Month            Amount            Benefit         Charge            Value
-----------------------------------------------------------------------------
    1          $1,000,000      $1,093,400.77      $8,586.00       $84,814.77
    2           1,000,000       1,093,569.38       8,586.00        84,983.38
    3           1,000,000       1,093,738.64       8,586.00        85,152.64
    4           1,000,000       1,093,908.53       8,586.00        85,322.53
    5           1,000,000       1,094,079.06       8,586.00        85,493.06
    6           1,000,000       1,094,250.24       8,586.00        85,664.24
    7           1,000,000       1,094,422.07       8,586.00        85,836.07
    8           1,000,000       1,094,594.54       8,586.00        86,008.54
    9           1,000,000       1,094,767.67       8,586.00        86,181.67
   10           1,000,000       1,094,941.46       8,586.00        86,355.46
   11           1,000,000       1,095,115.90       8,586.00        86,529.90
   12           1,000,000       1,095,291.00       8,586.00        86,705.00





DEATH BENEFIT OPTION 3


Development of Policy Value

--------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 75,104.90

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               1,904.65
      [(2.20% + 1.25% ) * $20,000 + $14310 * 6.50% + ($20,000-$14,310) * 5%]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 93,200.25
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  184.92
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 24.99 [ A * ((1+0.004)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 382.56 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 93,372.90
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium, Premium tax differs up to Target and above Target Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.95% equals Net Investment Return of 5.05%




Development of Surrender Value

--------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                      $ 93,372.90

 (K)  Less Surrender Charge 8,586.00 (see calculation below)
                                                                               -------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                   $ 84,786.90
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                               $ 14.31

 (2)  Surrender Charge Multiplier for Year 5                                                 1.00

 (3)  Face Amount                                                                    1,000,000.00

 (4)  Surrender Charge Percentage                                                             60%
                                                                               -------------------

 (5)  Surrender Charge                                                                 $ 8,586.00
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

--------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                      $ 93,372.90

 (N) Applicable Corridor Factor 1.91
                                                                               -------------------

 (O)  Minimum Death Benefit                                                          $ 178,342.24
      [ M * N ]

 (P)  Death Benefit $1,100,000.00 [Face Amount + Cumulative Premium]
                                                                               -------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                   $1,100,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                     End of                                       Beginning                Monthly         Asset           End of
                Prior Month         Premium       Premium          of Month         COI      Admin         Based            Month
  Month        Policy Value            Paid          Load      Policy Value      Charge     Charge        Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 75,104.90     $ 20,000.00    $ 1,904.65       $ 93,200.25     $184.92        $ -       $ 24.99      $ 93,372.90
    2             93,372.90               -             -         93,372.90      184.89          -         31.07        93,540.18
    3             93,540.18               -             -         93,540.18      184.86          -         31.12        93,708.13
    4             93,708.13               -             -         93,708.13      184.83          -         31.18        93,876.74
    5             93,876.74               -             -         93,876.74      184.80          -         31.24        94,046.02
    6             94,046.02               -             -         94,046.02      184.77          -         31.29        94,215.97
    7             94,215.97               -             -         94,215.97      184.74          -         31.35        94,386.59
    8             94,386.59               -             -         94,386.59      184.71          -         31.40        94,557.89
    9             94,557.89               -             -         94,557.89      184.67          -         31.46        94,729.88
   10             94,729.88               -             -         94,729.88      184.64          -         31.52        94,902.55
   11             94,902.55               -             -         94,902.55      184.61          -         31.58        95,075.90
   12             95,075.90               -             -         95,075.90      184.58          -         31.63        95,249.94


-----------------------------------------------------------------------------

                                   End of                          End of
                                    Month                           Month
                  Face              Death      Surrender        Surrender
  Month         Amount            Benefit         Charge            Value
--------------------------------------------------------------------------
    1       $1,000,000        $ 1,100,000      $8,586.00       $84,786.90
    2        1,000,000          1,100,000       8,586.00        84,954.18
    3        1,000,000          1,100,000       8,586.00        85,122.13
    4        1,000,000          1,100,000       8,586.00        85,290.74
    5        1,000,000          1,100,000       8,586.00        85,460.02
    6        1,000,000          1,100,000       8,586.00        85,629.97
    7        1,000,000          1,100,000       8,586.00        85,800.59
    8        1,000,000          1,100,000       8,586.00        85,971.89
    9        1,000,000          1,100,000       8,586.00        86,143.88
   10        1,000,000          1,100,000       8,586.00        86,316.55
   11        1,000,000          1,100,000       8,586.00        86,489.90
   12        1,000,000          1,100,000       8,586.00        86,663.94
